Exhibit 10.1

             ARTS WAY MANUFACTURING CO., INC.
               2007 NON-EMPLOYEE DIRECTORS
                   STOCK OPTION PLAN

  1. NAME.

  The name of this Plan is the Arts Way Manufacturing Co., Inc., 2007 Non-Employee Directors Stock Option Plan.

  2. DEFINITIONS.

  For the purposes of the Plan, the following terms shall be defined as set forth below:

  (a) Affiliate means any partnership, corporation, firm, joint venture, association, trust, limited liability company, unincorporated organization, or other entity (other than a Subsidiary) that, directly or indirectly through one or more intermediaries, is controlled by the Company, where the term "controlled by" means the possession, direct or indirect, of the power to cause the direction of the management and policies of such entity, whether through the ownership of voting interests or voting securities, as the case may be, by contract or otherwise.

  (b) Board means the Board of Directors of the Company.

  (c) Code means the Internal Revenue Code of 1986, as amended from time to time, and the Treasury regulations promulgated thereunder.

  (d) Common Stock means the common stock, $.01 par value per share, of the Company or any security of the Company identified by the Board as having been issued in substitution or exchange therefor or in lieu thereof.

  (e) Company means Arts Way Manufacturing Co., Inc., a Delaware corporation.

  (f) Effective Date means January 25, 2007.

  (g) Employee means an individual whose wages are subject to the withholding of federal income tax under Section 3401 of the Code.

  (h) Exchange Act means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute.

  (i) Fair Market Value of a Share as of a specified date means the average of the highest and lowest market prices of a Share as quoted on the OTC Bulletin Board on such date, or, if no trading of Common Stock is reported for that day, the next preceding day on which trading was reported. In the event the Common Stock is not then quoted on the OTC Bulletin Board, the Fair Market Value of a Share shall be determined by reference to the principal market or exchange on which the Shares are then traded.

  (j) Non-Employee Director means an individual who (i) is now or hereafter becomes a member of the Board, and (ii) is not an Employee of the Company or of any Subsidiary or Affiliate on the date of the grant of the NQSO.

  (k) NQSO means a stock option that is not qualified under Section 422 of the Code.

  (l) Officer means an individual elected or appointed by the Board or by the board of directors of a Subsidiary, or chosen in such other manner as may be prescribed by the bylaws of the Company or a Subsidiary, as the case may be, to serve as such.

  (m) Participant means a Non-Employee Director who is granted an NQSO under the Plan.

  (n) Plan means this 2007 Non-Employee Directors Stock Option Plan.

  (o) Rule 16b-3 means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor or replacement rule adopted by the Securities and Exchange Commission.

  (p) Share means one share of
Common Stock, adjusted in accordance with Section 9(b), if applicable.

  (q) Stock Option Agreement means the written agreement between the Company and the Participant that contains the terms and conditions pertaining to the NQSO.

  (r) Subsidiary means any corporation or entity of which the Company, directly or indirectly, is the beneficial owner of fifty percent (50%) or more of the total voting power of all classes of its stock having voting power, unless the Board shall determine that any such corporation or entity shall be excluded hereunder from the definition of the term Subsidiary.

  3. PURPOSE.

The purpose of the Plan is to enable the Company to provide incentives, which are linked directly to increases in stockholder value, to Non-Employee Directors so that they will be encouraged to serve on the Board and exert their best efforts on behalf of the Company.

  4. ADMINISTRATION.

  (a) Board of Directors.

      The Plan shall be administered by the Board of Directors, which shall have the authority to administer the Plan in its sole and absolute discretion to grant NQSOs, and to determine the number of Shares subject to NQSOs and the price at which each Share covered by an NQSO may be purchased pursuant to the Plan, all as set forth in Section 8. To this end, the Board of Directors is authorized to construe and interpret the Plan and to make all other determinations necessary or advisable for the administration of the Plan. Subject to the foregoing, any determination, decision or action of the Board of Directors in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive and binding upon all Participants and any person validly claiming under or through a Participant.

  (b) Liability of Board Members.

      No member of the Board will be liable for any action or determination made in good faith by the Board with respect to the Plan or any grant or exercise of an NQSO thereunder.

  (c) NQSO Accounts.

      The Company shall maintain a journal in which a separate account for each Participant shall be established. Whenever NQSOs are granted to or exercised by a Participant, the Participants account shall be appropriately credited or debited. Appropriate adjustment shall also be made in the journal with respect to each account in the event of an adjustment pursuant to Section 9(b).

  5. EFFECTIVE DATE OF THE PLAN; TERM; PLAN YEAR.

  (a) Effective Date of the Plan.

      The Plan was adopted by the Board and became effective on January
25, 2007.

  (b) Term of the Plan.

      No NQSO shall be granted pursuant to the Plan on or after January 25, 2017 but NQSOs theretofore granted may extend beyond that date.

  (c) Plan Year.

      The initial Plan Year begins on the date of the 2007 annual meeting of stockholders and ends on the day prior to the 2008 annual meeting of the stockholders. Subsequent Plan Years begin on the date of the annual meeting of stockholders of each year and end on the day prior to the meeting of the following year.

  6. SHARES SUBJECT TO THE PLAN.

  The maximum aggregate number of Shares which may be subject to NQSOs granted to Non-Employee Directors under the Plan shall be One Hundred Thousand (100,000). The limitation on the number of Shares which may be subject to NQSOs under the Plan shall be subject to adjustment as provided in Section 9(b).

  If any NQSO granted under the Plan expires, or is terminated for any reason without having been exercised in full, the Shares allocable to the unexercised portion of such NQSO shall again become available for grant pursuant to the Plan. At all times during the term of the Plan, the Company shall reserve and keep available for issuance such number of shares as the Company is obligated to issue upon the exercise of all then outstanding NQSOs.

  7. SOURCE OF SHARES ISSUED UNDER THE PLAN.

  Common Stock issued under the Plan shall be authorized and unissued Shares. No fractional Shares shall be issued under the Plan.

  8. NON-QUALIFIED STOCK OPTIONS.

  (a) Grant of NQSOs.

  On the beginning date of each Plan Year, NQSOs to purchase One Thousand (1,000) Shares shall be granted automatically to each Non-Employee Director. With respect to any Non-Employee Director who first becomes a member of the Board after the beginning date of a Plan Year, NQSOs to purchase One Thousand (1,000) Shares shall be granted automatically on the next succeeding business day following his or her election to the Board. Additional NQSOs may be granted to any Non-Employee Director by the Board in its sole and absolute discretion.

  (b) The Exercise Price.

  The exercise price of a Share shall be the Fair Market Value of such Share on the first day of the Plan Year for which the options are granted (or the next business day if such date falls on a weekend or holiday), or if granted on another day then the date of such grant.

  (c) Terms and Conditions.

  All NQSOs granted pursuant to the Plan shall be evidenced by a Stock Option Agreement (which need not be the same for each Participant or NQSO), approved by the Board, which shall be subject to the following express terms and conditions and to the other terms and conditions specified in this Section 8, and to such other terms and conditions as shall be determined by the Board in its sole and absolute discretion which are not inconsistent with the terms of the Plan:

      (i) all NQSOs automatically granted to a Participant shall vest and become first exercisable immediately upon grant; those NQSOs granted pursuant to the Boards discretion shall vest as provided by the Board on the date of such grant;

      (ii) the failure of an NQSO to vest for any reason whatsoever shall cause the NQSO to expire and be of no further force or effect;

      (iii) unless terminated earlier pursuant to this Plan, the term of each NQSO shall be five (5) years from the date of grant;

      (iv) NQSOs shall not be transferable by the Participant otherwise than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by him or her, or by his or her guardian or legal representative, and after death of the Participant pursuant to will or applicable law provided, however, that any exercise after death of the Participant shall occur within one
(1) year of the date of death or prior to the expiration of the term of the NQSO, whichever is sooner;

      (v) no NQSO or interest therein may be transferred, assigned, pledged or hypothecated by the Participant during his or her lifetime whether by operation of law or otherwise, or be made subject to execution, attachment or similar process; and

      (vi) payment for the Shares to be received upon exercise of an NQSO may be made in cash, in Shares (determined with reference to their Fair Market Value on the date of exercise) or any combination thereof.


  (d) Additional Means of Payment.

      Any Stock Option Agreement may, in the sole and absolute discretion of the Board, permit payment by any other form of legal consideration consistent with applicable law and any rules and regulations relating thereto.

   (e) Exercise.

       The holder of an NQSO may exercise the same by filing with the Corporate Secretary of the Company a written election, in such form as the Board may determine, specifying the number of Shares with respect to which such NQSO is being exercised. Such notice shall be accompanied by payment in full of the exercise price for such Shares. Notwithstanding the foregoing, the Board may specify a reasonable minimum number of Shares that may be purchased on any exercise of an option, provided that such minimum number will not prevent the holder from exercising the option with respect to the full number of Shares as to which the option is then exercisable.


  (f) Termination of NQSOs.

      NQSOs granted under the Plan shall be subject to the following events of termination:

      (i) in the event a Participant is removed from the Board for cause (as contemplated by the Companys bylaws), all unexercised NQSOs held by such Participant on the date of such removal (whether or not vested) will expire immediately;

      (ii) in the event a Participant is no longer a member of the Board, other than by reason of removal for cause, all NQSOs which have vested prior to such time shall expire twelve (12) months thereafter unless by their terms they expire sooner; and

      (iii) in the event a Participant becomes an Officer or Employee of the Company or a Subsidiary (whether or not such Participant remains a member of the Board) all NQSOs which have vested prior to such time shall expire twelve (12) months thereafter unless by their terms they expire sooner.


  9. RECAPITALIZATION.

  (a) Corporate Flexibility.

      The existence of the Plan and the NQSOs granted hereunder shall not affect or restrict in any way the right or power of the Board or the stockholders of the Company, in their sole and absolute discretion, to make, authorize or consummate any adjustment, recapitalization, reorganization or other change in the Companys capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, common stock, preferred or prior preference stocks ahead of or affecting the Companys capital stock or the rights thereof, the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other grant of rights, issuance of securities, transaction, corporate act or proceeding, notwithstanding the fact that any such activity, proceedings, action, transaction or other event may have, or be expected to have, an impact (whether positive or negative) on the value of any NQSO.

  (b) Adjustments Upon Changes in Capitalization.

      Except as otherwise provided in Section 10 below and subject to any required action by the stockholders of the Company, in the event of any change in capitalization affecting the Common Stock of the Company, such as a stock dividend, stock split or recapitalization, the Board shall make proportionate adjustments with respect to:

      (i) the aggregate number of Shares available for issuance under the Plan;

      (ii) the number of Shares subject to each grant under the Plan;

      (iii) the number and exercise price of Shares subject to outstanding NQSOs; and

      (iv) such other matters as shall be appropriate in light of the circumstances; provided, however, that the number of Shares subject to any NQSO shall always be a whole number and that no such adjustment shall be made if the adjustment would cause the Plan to fail to comply with the formula award exception, as set forth in Rule 16b-3(c)(2)(ii) of the Exchange Act, for grants of NQSOs to Non-Employee Directors.

  10. CHANGE OF CONTROL.

  In the event of a Change of Control (as defined below), all options not vested on or prior to the effective time of any such Change of Control shall immediately vest as of such effective time. The Board in its discretion may make provisions for the assumption of outstanding options, or the substitution for outstanding options of new incentive awards covering the stock of a successor corporation or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices so as to prevent dilution or enlargement of rights; provided, however, that no such adjustment shall be made if the adjustment would cause the Plan to fail to comply with the formula award exception, as set forth in Rule 16b-3(c)(2)(ii) of the Exchange Act, for grants of NQSOs to Non-Employee Directors.

  A Change of Control will be deemed to occur on the date any of the following events occur:

  (a) any person or persons acting together which would constitute a group for the purpose of Section 13(d) of the Exchange Act (other than the Company, any Subsidiary and any entity beneficiary owned by any of the foregoing), beneficially owns (as defined in Rule 13d-3 under the Exchange Act) without Board approval, directly or indirectly, at least 30% of the total voting power of the Company entitled to vote generally in the election of the Board;

  (b) either (i) the Current Directors (as herein defined) cease for any reason to constitute at least a majority of the members of the Board (for these purposes, a Current Director means any member of the Board as of January 25, 2007, and any successor of a Current Director, and any additional director filling a vacancy created by an expansion of the size of the Board, whose election, or nomination for election by the Companys shareholders, was approved by at least a majority of the Current Directors then on the Board), or (ii) at any meeting of the stockholders of the Company called for the purpose of electing directors, a majority of the persons nominated by the Board for election as directors fail to be elected;

  (c) the stockholders of the Company approve (i) a plan of complete liquidation of the Company, or (ii) an agreement providing for the merger or consolidation of the Company (A) in which the Company is not the continuing or surviving corporation (other than consolidation or merger with a wholly-owned subsidiary of the Company in which all Shares outstanding immediately prior to the effectiveness thereof are changed into or exchanged for the same consideration), or (B) pursuant to which the Shares are converted into cash, securities or other property, except a consolidation or merger of the Company in which the holders of the Shares immediately prior to the consolidation or merger have, directly or indirectly, at least a majority of the common stock of the continuing or surviving corporation immediately after such consolidation or merger, or in which the Board immediately prior to the merger or consolidation would, immediately after the merger or consolidation, constitute a majority of the board of directors of the continuing or surviving corporation; or

  (d) the stockholders of the Company approve an agreement
(or agreements) providing for the sale or other disposition (in one transaction or a series of transactions) of all or substantially all of the assets of the Company.

  11. SECURITIES LAW REQUIREMENTS.

  No Shares shall be issued under the Plan unless and until: (i) the Company and the Participant have taken all actions required to register the Shares under the Securities Act of 1933, as amended, or perfect an exemption from the registration requirements thereof; (ii) any applicable requirement of Nasdaq or any stock exchange on which the Common Stock is listed has been satisfied; and (iii) any other applicable provisions of state or federal law have been satisfied. The Company shall be under no obligation to register the Shares under the Securities Act of 1933, as amended, or to effect compliance with the registration or qualification requirements of any state securities laws.


  12. AMENDMENT AND TERMINATION.

  (a) Modifications to the Plan.

      The Board may, insofar as permitted by law, from time to time, with respect to any Shares at the time not subject to NQSOs, suspend or terminate the Plan or, subject to Sections 8(a) through 8(c), revise or amend the Plan in any respect whatsoever. However, unless the Board specifically otherwise provides, any revision or amendment that would cause the Plan to fail to comply with Rule l6b-3 or any other requirement of applicable law or regulation if such amendment were not approved by the stockholders of the Company, shall not be effective unless and until such approval is obtained.

  (b) Rights of Participant.

      No amendment, suspension or termination of the Plan that would adversely affect the right of any Participant with respect to an NQSO previously granted under the Plan will be effective without the written consent of the affected Participant.


  13. MlSCELLANEOUS.

  (a) Stockholders Rights.

      Neither a Participant, nor a beneficiary, nor other person claiming under or through such Participant shall acquire any rights as a stockholder of the Company by virtue of such Participant having been granted an NQSO under the Plan. No Participant and no beneficiary or other person claiming under or through such Participant will have any right, title or interest in or to any Shares allocated or reserved under the Plan or subject to any NQSO except as to Shares, if any, that have been issued or transferred to such Participant. No adjustment shall be made for cash dividends for which the record date is prior to the date of exercise.

  (b) Other Compensation Arrangements.

      Nothing contained in the Plan shall prevent the Board from adopting other compensation arrangements, subject to stockholder approval if such approval is required. Such other arrangements may be either generally applicable or applicable only in specific cases.

  (c) Treatment of Proceeds.

      Proceeds realized from the exercise of NQSOs under the Plan shall constitute general funds of the Company.

  (d) Costs of the Plan.

      The costs and expenses of administering the Plan shall be borne by the Company.

  (e) No Right to Continue as Director.

      Nothing contained in the Plan or in any instrument executed pursuant to the Plan will confer upon any Participant any right to continue as a member of the Board or affect the right of the Company, the Board or the stockholders of the Company to terminate the directorship of any Participant at any time with or without cause.

  (f) Severability.

      The provisions of the Plan shall be deemed severable and the validity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

  (g) Binding Effect of Plan.

      The Plan shall inure to the benefit of the Company, its successors and assigns.

  (h) No Waiver of Breach.

      No waiver by any party hereto at any time of any breach by another party hereto of, or compliance with, any condition or provision of the Plan to be performed by such other party shall be deemed a waiver of the same, any similar or any dissimilar provisions of conditions at the same or at any prior or subsequent time.

  (i) Governing Law.

      The Plan and all actions taken thereunder shall be enforced, governed and construed by and interpreted under the laws of the State of Delaware applicable to contracts made and to be performed wholly within such State without giving effect to the principles of conflict of laws thereof.

  (j) Headings.

      The headings contained in the Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan.

  14. EXECUTION.

  To record the adoption of the Plan to read as set forth herein, the Company has caused the Plan to be signed by its Chief financial Officer and Secretary as of January 25, 2007.

                                          ARTS WAY MANUFACTURING CO., INC.,
                                          a Delaware corporation


                                          By: Carrie L. Majeski
                                          Chief Financial Officer and Secretary